Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Life Insurance Corp. Separate Account LLVA and

Ameritas Life Insurance Corp. Separate Account LLVL

Supplement to:

Ameritas Low-Load® Variable Universal Life and

Ameritas Low-Load® Survivorship Variable Universal Life

Prospectuses Dated May 1, 2008

Ameritas No-Load Variable Annuity (4080)

Prospectus Dated May 1, 2010

Ameritas NLVA 6150

Prospectus Dated May 1, 2013

Ameritas No-Load VA 6150

Prospectuses Dated May 1, 2016

Ameritas Advisor No-Load VA and Ameritas Advisor VUL®

Prospectuses Dated May 1, 2018

Supplement Dated April 1, 2019

The Vanguard Variable Insurance Fund has requested that Ameritas Life close the Vanguard Variable Insurance Small Company Growth Portfolio (the "Vanguard Portfolio") to new investors, effective May 1, 2019. Effective as of the close of business April 30, 2019 (the “Soft Close Date”), the subaccount that invests in the Vanguard® Portfolio (the "Vanguard Subaccount") will no longer be an investment option under your Policy unless you have values allocated to the Vanguard Subaccount as of the Soft Close Date. Policyowners with allocations in the Vanguard Subaccount as of the Soft Close Date may continue to allocate additional funds to the Vanguard Subaccount. Policyholders who transfer or withdraw all values from the Vanguard Subaccount on or after the Soft Close Date will no longer be able to invest in the Vanguard Subaccount.

If you established a program with premium allocations directed to the Vanguard Subaccount but you have no values allocated to the Vanguard Subaccount as of the Soft Close Date (or if you transfer or withdraw all values from the Vanguard Subaccount on or after the Soft Close Date), any premiums directed to the Vanguard Subaccount after the Soft Close Date will automatically be allocated to the subaccount that invests in the Fidelity® VIP Government Money Market Portfolio, Initial Class ("Fidelity Money Market Subaccount") instead. You may reallocate funds from the Fidelity® Money Market Subaccount to other available investment options pursuant to the terms stated in your prospectus.

All other provisions remain as stated in your Policy and prospectus as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-255-9678.

PF 786 4-19